UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 14, 2005

Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-14510	42-1241468
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)

(516) 767-6492
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Cedar Shopping Centers, Inc. has prepared a presentation relating to a summary of its history and operations to date. The complete text of the presentation is attached as an exhibit hereto and reference is made to such exhibit for the complete text of such presentation.

Item 9.01. Financial Statements and Exhibits

Exhibit 1:          Cedar Shopping Centers, Inc. presentation dated March 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.

/s/ BRENDA J. WALKER

Brenda J. Walker
Vice President

Dated:     March 16, 2005